                            AMENDMENT
                   TO AIRCRAFT LEASE AGREEMENT
                   DATED AS OF APRIL 26, 1991



     THIS AMENDMENT amends and supplements the above Aircraft Lease Agreement (the "Lease"), between GENERAL ELECTRIC CAPITAL CORPORATION ("Lessor") and CONSECO INVESTMENT HOLDING COMPANY ("Lessee") and is hereby incorporated into the lease as though fully set forth therein. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Lease.

     The Lease is hereby amended as follows:

     1. Annex B of the Lease is replaced with the attached Annex B-1 and Amendment #1 to Annex F.

     Except as expressly modified hereby, all terms and provisions of the Lease shall remain in full force and effect. This Amendment is not binding or effective with respect to the Lease or the Equipment until executed on behalf of Lessor and Lessee by authorized representatives of Lessor and Lessee.

     IN WITNESS WHEREOF, Lessee and Lessor have caused this
Amendment to be executed by their fully authorized representatives as of the date first above written.

LESSOR:                                 LESSEE:

GENERAL ELECTRIC CAPITAL CORPORATION    CONSECO INVESTMENT
                                        HOLDING COMPANY


By:   /s/WILLIAM J. McELROY             By:  /s/MARK A FERRUCCI
      ________________________               ______________________

Name:   William J. McElroy              Name:  Mark A. Ferrucci


Title:  Region Credit Analyst           Title: President


                                        Attest:

                                        By: /s/KIM E. LUTTHANS
                                            _____________________

                                        Name: Kim E. Lutthans


GUARANTOR:
Agree, Acknowledger and Accept Amendment to Aircraft Lease Agreement as set forth herein.

CONSECO, INC.

By:  /s/LAWRENCE W. INLOW
     ______________________________

Name:  Lawrence W. Inlow

Title: Executive Vice President

              GENERAL ELECTRIC CAPITAL CORPORATION

                            ANNEX B-1
                           __________

                         Financial Terms
                         _______________

                  (150 month Basic Lease Term)

Basic Term Commencement Date:           May 1, 1991

Basic Term:                             One Hundred Fifty (150) months

Advance Rent:                           (a) Amount: $43,380.55
                                        (b) Due Date: Lease Commencement Date

Interim Rent:                            Due Date: Lease Commencement Date

Original Lessors' Cost:                  $4,500,000.00

First Basic Rent Date:                   May 1, 1991

Basic Rent Dates:                        Monthly in Advance

First Termination Date:                  May 1, 1994

Last Basic Rent Date:                    October 1, 2003

Expiration Date:                         October 31, 2003

Daily Lease Rate Factor:                 .032059%

Basic Term Rental Payment:               Dollar Amount     Rental No.
                                         -------------     ----------
     (First Rental Period)                $43,280.55     #1 through #30
     (Second Rental Period)               $39,322.32     #31 through #150

Primary Hanger Location:                 Indianapolis International Airport
                                         Indianapolis, Indiana

                GENERAL ELECTRIC CAPITAL CORPORATION

                           ANNEX B-1

                         Financial Terms

                  (150 month Basic Lease Term)

Last Delivery Date:                    April 30, 1991

Tax Benefits:                   Depreciation Deductions:
                                Method: 200% declining balance
                                method over the Recovery Period,
                                switching to straight line method
                                for the first taxable year for
                                which using the straight line
                                method with respect to the
                                adjusted basis as of the
                                beginning of such year will
                                yield a larger allowance.

                                 Recovery Period:  Five (5) Years

                                 Basis:  100% of Equipment Cost


























LESSOR:                               LESSEE:

General Electric Capital Corporation Conseco Investment Holding
                                     Company

By:  /s/WILLIAM J. McELROY            By:  /s/MARK A. FERRUCCI
     __________________________            ________________________

Title: Region Credit Analyst          Title:  President

              GENERAL ELECTRIC CAPITAL CORPORATION

                          AMENDMENT #1
                               to
                            ANNEX F

             Stipulated Loss and Termination Values

     The Stipulated Loss and Termination Value of the Aircraft shall be the percentage of Capitalized Lessor's Cost of the Aircraft* set forth opposite the applicable rent payment.

            *Capitalized lessor's Cost:  $4,500,000.00

Interim Period and
   Basic Rent                 Stipulated             Termination
 Payment Number               Loss Value                Value
________________              __________             ___________
Interim                       106.303%                103.351%
Basic Term
    1                         106.303                 103.351
    2                         106.258                 103.330
    3                         106.203                 103.299
    4                         106.143                 103.263
    5                         106.075                 103.219
    6                         105.996                 103.164
    7                         105.914                 103.106
    8                         105.822                 103.038
    9                         105.720                 102.960
   10                         105.614                 102.878
   11                         105.501                 102.789
   12                         105.374                 102.686
   13                         105.234                 102.570
   14                         104.082                 102.442
   15                         104.917                 102.301
   16                         104.747                 102.155
   17                         104.565                 101.997
   18                         104.371                 101.827
   19                         104.171                 101.651
   20                         103.959                 101.463
   21                         103.735                 101.263
   22                         103.505                 101.057
   23                         103.267                 100.843
   24                         103.018                 100.618
   25                         102.761                 100.385
   26                         102.497                 100.145
   27                         102.224                  99.896
   28                         101.946                  99.642
   29                         101.661                  99.381
   30                         101.367                  99.111

                  GENERAL ELECTRIC CAPITAL CORPORATION

                             AMENDMENT #1
                                  to
                                ANNEX F

                  Stipulated Loss and Termination Value

     The Stipulated Loss and Termination Value of the Aircraft shall be the percentage of Capitalized Lessor's Cost of the Aircraft* set forth opposite the applicable rent payable.

             Capitalized Lessor's Cost:  $4,500,000.00


Interim Period and
   Basic Rent                 Stipulated             Termination
 Payment Number               Loss Value                Value
________________              __________             ___________
Basic Term
    31                          98.469                 92.494
    32                          98.101                 92.151
    33                          97.727                 91.802
    34                          97.348                 91.448
    35                          96.964                 91.089
    36                          96.576                 90.726
    37                          96.183                 90.358
    38                          95.785                 89.985
    39                          95.382                 89.607
    40                          94.975                 89.225
    41                          94.563                 88.838
    42                          94.146                 88.446
    43                          93.725                 88.050
    44                          93.298                 87.648
    45                          92.867                 87.242
    46                          92.431                 86.831
    47                          91.991                 86.416
    48                          91.545                 85.995
    49                          91.095                 85.570
    50                          90.640                 85.140
    51                          90.179                 84.704
    52                          89.715                 84.265
    53                          89.245                 83.820
    54                          88.770                 83.370
    55                          88.290                 82.915
    56                          87.806                 82.456
    57                          87.316                 81.991
    58                          86.821                 81.521
    59                          86.322                 81.047
    60                          85.820                 80.570

                  GENERAL ELECTRIC CAPITAL CORPORATION

                             AMENDMENT #1
                                  to
                                ANNEX F

                  Stipulated Loss and Termination Value

     The Stipulated Loss and Termination Value of the Aircraft shall be the percentage of Capitalized Lessor's Cost of the Aircraft* set forth opposite the applicable rent payable.

             Capitalized Lessor's Cost:  $4,500,000.00


Interim Period and
   Basic Rent                 Stipulated             Termination
 Payment Number               Loss Value                Value
________________              __________             ___________
Basic Term
    61                          85.314                  80.089
    62                          84.806                  79.606
    63                          84.294                  79.119
    64                          83.777                  78.627
    65                          83.257                  78.132
    66                          82.734                  77.634
    67                          82.206                  77.131
    68                          81.674                  76.624
    69                          81.140                  76.115
    70                          80.600                  75.600
    71                          80.056                  75.081
    72                          79.510                  74.560
    73                          78.963                  74.038
    74                          78.414                  73.514
    75                          77.863                  72.988
    76                          77.307                  72.457
    77                          76.750                  71.925
    78                          76.191                  71.391
    79                          75.627                  70.852
    80                          75.061                  70.311
    81                          74.493                  69.768
    82                          73.920                  69.220
    83                          73.344                  68.669
    84                          72.767                  68.117
    85                          72.188                  67.563
    86                          71.608                  67.008
    87                          71.025                  66.450
    88                          70.437                  65.887
    89                          69.848                  65.323
    90                          69.257                  64.757

                  GENERAL ELECTRIC CAPITAL CORPORATION

                             AMENDMENT #1
                                  to
                                ANNEX F

                  Stipulated Loss and Termination Value

     The Stipulated Loss and Termination Value of the Aircraft shall be the percentage of Capitalized Lessor's Cost of the Aircraft* set forth opposite the applicable rent payable.

             Capitalized Lessor's Cost:  $4,500,000.00


Interim Period and
   Basic Rent                 Stipulated             Termination
 Payment Number               Loss Value                Value
________________              __________             ___________
Basic Term
    91                          68.660                  64.185
    92                          69.062                  63.612
    93                          67.461                  63.036
    94                          66.855                  62.455
    95                          66.246                  61.871
    96                          65.636                  61.286
    97                          65.023                  60.698
    98                          64.409                  60.109
    99                          63.793                  59.518
   100                          63.171                  58.921
   101                          62.548                  58.323
   102                          61.922                  57.722
   103                          61.291                  57.116
   104                          60.658                  56.508
   105                          60.022                  55.897
   106                          59.382                  55.282
   107                          58.737                  54.662
   108                          58.091                  54.041
   109                          57.443                  53.418
   110                          56.793                  52.793
   111                          56.141                  52.166
   112                          55.483                  51.533
   113                          54.823                  50.898
   114                          54.161                  50.261
   115                          53.493                  49.618
   116                          52.823                  48.973
   117                          52.151                  48.326
   118                          51.473                  47.673
   119                          50.791                  47.016
   120                          50.107                  46.357

                  GENERAL ELECTRIC CAPITAL CORPORATION

                             AMENDMENT #1
                                  to
                                ANNEX F

                  Stipulated Loss and Termination Value

     The Stipulated Loss and Termination Value of the Aircraft shall be the percentage of Capitalized Lessor's Cost of the Aircraft* set forth opposite the applicable rent payable.

             Capitalized Lessor's Cost:  $4,500,000.00


Interim Period and
   Basic Rent                 Stipulated             Termination
 Payment Number               Loss Value                Value
________________              __________             ___________
Basic Term
   121                          49.421                  45.696
   122                          48.733                  45.033
   123                          48.043                  44.368
   124                          47.347                  43.697
   125                          46.648                  43.023
   126                          45.947                  42.347
   127                          45.240                  41.665
   128                          44.531                  40.981
   129                          43.819                  40.294
   130                          43.101                  39.601
   131                          42.379                  38.904
   132                          41.656                  38.206
   133                          40.933                  37.508
   134                          40.214                  36.814
   135                          39.491                  36.116
   136                          38.765                  35.415
   137                          38.035                  34.710
   138                          37.301                  34.001
   139                          36.564                  33.289
   140                          35.823                  32.573
   141                          35.079                  31.854
   142                          34.330                  31.130
   143                          33.578                  30.403
   144                          32.822                  29.672
   145                          32.063                  28.938
   146                          31.299                  28.199
   147                          30.532                  27.457
   148                          29.761                  26.711
   149                          28.986                  25.961
   150                          28.207                  25.207